UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2006
GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
000-22853
(Commission file number)
76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340,
Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
(713) 963-9522
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
On December 4, 2006, GulfMark Offshore, Inc., a Delaware corporation, or the Company, entered into an underwriting agreement with Jefferies & Company, Inc. related to the offering of 2,000,000 shares of common stock (and up to 300,000 additional shares to cover overallotments, if any) pursuant to an effective shelf registration statement on Form S-3 (File No. 333-133563), previously filed with the Securities and Exchange Commission on April 26, 2006 and declared effective on June 1, 2006. On December 4, 2006, the Company filed a prospectus supplement dated December 4, 2006 relating to the offering. The closing of the issuance and sale of the shares is subject to customary conditions. The underwriting agreement is being filed as Exhibit 1.1 to this report.
This report is being filed for the purposes of (i) complying within the filing requirement regarding material agreements and (ii) filing exhibits to the registration statement on Form S-3 (File No. 333-133563) relating to the underwritten public offering, and exhibits 1.1, 5.1, 23.1, and 99.1 to this Form 8-K are hereby incorporated as exhibits to the registration statement by reference.
Item 8.01 — Other Events
On December 4, 2006, the Company announced that it had agreed to issue and sell 2,000,000 shares of its common stock to Jefferies & Company, Inc. at a price of $38.50 per share. The Company has also granted Jefferies & Company an option to acquire an additional 300,000 shares to cover overallotments. The shares are being resold by Jefferies & Company to the public under a shelf registration statement. The Company estimates that it will receive net proceeds from this offering of $76.9 million ($88.4 million if the underwriter exercises its overallotment option in full), after deducting estimated offering expenses of $150,000 payable by it. This offering is made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-133563), previously filed with the Securities and Exchange Commission on April 26, 2006 and declared effective on June 1, 2006, and further supplemented by a prospectus supplement dated on December 4, 2006. A copy of the press release relating to the underwritten public offering is attached to this report as Exhibit 99.1.
Item 9.01 — Financial Statements and Exhibits
     (d) Exhibits
     The following exhibits are filed with this report.

Exhibit No.	Descriptions
1.1	Underwriting Agreement, dated December 4, 2006, between GulfMark Offshore, Inc., and Jefferies & Company, Inc.

5.1	Opinion of Strasburger & Price, L.L.P. as to the legality of the securities registered.

23.1	Consent of Strasburger & Price, L.L.P. (included in Exhibit 5.1).

99.1	Press Release of GulfMark Offshore, Inc., dated December 4, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFMARK OFFSHORE, INC.
By:	/s/ Edward A. Guthrie
	Name:	Edward A. Guthrie
	Title:	Executive Vice President - Finance

Date: December 4, 2006

EXHIBIT INDEX

Exhibit No.	Descriptions
1.1	Underwriting Agreement, dated December 4, 2006, between GulfMark Offshore, Inc., and Jefferies & Company, Inc.

5.1	Opinion of Strasburger & Price, L.L.P. as to the legality of the securities registered.

23.1	Consent of Strasburger & Price, L.L.P. (included in Exhibit 5.1).

99.1	Press Release of GulfMark Offshore, Inc., dated December 4, 2006